UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 15, 2018

ASHFORD INC.
(Exact name of registrant as specified in its charter)

MARYLAND	001-36400	46-5292553
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification number)

14185 Dallas Parkway, Suite 1100
Dallas, Texas		75254
(Address of principal executive offices)		(Zip code)

    Registrant’s telephone number, including area code: (972) 490-9600

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

ITEM 5.07    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a) On June 15, 2018, Ashford Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). As of May 4, 2018, the record date for the Annual Meeting, there were 2,103,353 shares of common stock outstanding and entitled to vote. At the Annual Meeting, 1,542,693 shares, or approximately 73.34% of the eligible voting shares, were represented either in person or by proxy.

At the Annual Meeting, the stockholders voted on the following items:

1. Proposal 1 - To elect seven nominees to the Company’s Board of Directors to hold office until the next annual meeting of stockholders and until their successors are elected and qualified. The following nominees were elected to the Company's Board of Directors, with the voting results for each nominee as shown:

			Broker
Name	For	Withheld	Non-votes
Monty J. Bennett	1,102,963	242,972	196,758
Dinesh P. Chandiramani	1,080,655	265,280	196,758
Darrell T. Hail	1,080,535	265,400	196,758
J. Robison Hays, III	1,103,471	242,464	196,758
Uno Immanivong	1,102,763	243,172	196,758
John Mauldin	1,164,364	181,571	196,758
Brian Wheeler	1,144,880	201,055	196,758

2. Proposal 2 - To extend the term of the stockholder rights plan for an additional three years. This proposal was approved by the votes indicated below:

			Broker
For	Against	Abstain	Non-votes
996,231	347,059	2,645	196,758

3. Proposal 3 - To ratify the appointment of BDO USA, LLP, a national public accounting firm, as the Company's independent auditors for the fiscal year ending December 31, 2018. This proposal was approved by the votes indicated below:

			Broker
For	Against	Abstain	Non-votes
1,539,260	40	3,393	—

4. Proposal 4 - To authorize the Company, if necessary or appropriate, to adjourn or postpone the Annual Meeting for the purpose of soliciting additional proxies in favor of the other proposals if there are not sufficient votes at the time of the Annual Meeting to approve such proposals. This proposal was approved by the votes indicated below:

			Broker
For	Against	Abstain	Non-votes
1,096,303	445,960	430	—

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 20, 2018

ASHFORD INC.
By: /s/ ROBERT G. HAIMAN
Robert G. Haiman
Executive Vice President & General Counsel